                                                                   EXHIBIT 10.41


                            STOCK EXCHANGE AGREEMENT


     This STOCK EXCHANGE AGREEMENT is entered into on this 11th day of February, 2000, between Greenwich AG (the "STOCKHOLDER"), who is the holders of the Company's Series E Preferred Stock, par value $0.10 per share (the "SERIES E PREFERRED STOCK"), and Applied Voice Recognition, Inc., a Delaware corporation (the "COMPANY").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Stockholder are parties to a letter agreement dated January 7, 2000 (the "LETTER AGREEMENT") pursuant to which the Company agreed to designate a Series G Preferred Stock, par value $0.10 per share, with a specified conversion price (the "SERIES G PREFERRED STOCK"), to exchange for all of the outstanding Series E Preferred Stock held by the Stockholder; and

     WHEREAS, the parties desire to consummate their understandings agreed upon in the Letter Agreement with respect to the exchange of shares of the Series E Preferred Stock for shares of the Series G Preferred Stock on the terms set forth therein.

     NOW, THEREFORE, for and in consideration of the premises, and the mutual and dependent promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     1.1  CERTAIN DEFINITIONS.   As used in this Agreement, each of the
following terms has the meanings set forth below:

          (a) "Agreement" means and includes this Stock Exchange Agreement and the schedules and exhibits hereto.

          (b) "Claims" means any claims, demands, actions, costs, damages, losses, diminution in value, expenses, obligations, liabilities, recoveries, judgments, settlements, suits, proceedings, causes of action or deficiencies, including interest, penalties (including civil and criminal penalties) and reasonable attorneys' fees.

         (c) "Encumbrance" means any security interest, mortgage, deed of trust, pledge, lien, claim or other encumbrance of any third party of any nature whatsoever.

         (d) "knowledge" means, with respect to any representation or warranty in Article III made to the knowledge of the Stockholder or words of similar import, receipt of notice by, or actual knowledge of any Stockholder, but no representation or warranty made by the Stockholder in Article III may be qualified or limited by reference to "KNOWLEDGE" unless due inquiry has actually been made of the Stockholder.

         (e) "Series E Shares" means at any date all of the shares of the Series E Preferred Stock issued and outstanding on such date.

         (f) "Person" means an individual, corporation, limited liability company, partnership, limited partnership, joint venture, joint stock company, firm, company, syndicate, trust, estate, association, governmental authority, business, organization or any other incorporated or unincorporated entity.

     1.2 OTHER DEFINED TERMS.   Words and terms used in this Agreement that are
defined elsewhere in this Agreement are used herein as therein defined.

     1.3 OTHER DEFINITIONAL PROVISIONS.

         (a) When used in this Agreement, the words "herein," "hereof" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article," "Section," "Schedule" and "Exhibit" refer to Articles and Sections of, and Schedules and Exhibits to, this Agreement unless otherwise specified.

         (b) Whenever the context so requires, the singular number includes the plural and vice versa, and a reference to one gender includes the other gender and the neuter.

         (c) The words "shall" and "will" are used interchangeably and have the same meaning.

     1.4 CAPTIONS.   Captions to Articles, Sections and subsections of, and
Schedules and Exhibits to, this Agreement are included for convenience of reference only, and such captions shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.


                                   ARTICLE II

                               EXCHANGE OF STOCK

     2.1 EXCHANGE OF PREFERRED STOCK.   Subject to the terms and conditions of
this Agreement, and based upon the representations, warranties, covenants and agreements set forth herein, at the Closing, Stockholder agrees to convey to the Company, free and clear of all Encumbrances, and the Company agrees to exchange with and accept from Stockholder, all of the Series E Shares as hereinafter provided and for the consideration set forth in Section 2.2 hereof.

     2.2  EXCHANGE.   At Closing, the Stockholder shall deliver to the Company
certificates representing all the Series E Shares, each such certificate to be duly endorsed in blank and in good form for transfer, or accompanied by stock powers duly executed in blank, sufficient and in good form to properly transfer such shares to the Company. In exchange therefor, the Company shall issue to the Stockholder an aggregate of 20,269.449 shares of Series G Preferred Stock (the "STOCK CONSIDERATION"). At Closing, the Company shall record in its books the exchange and issuance of such shares representing the Stock Consideration to the Stockholder registered in the name of the Stockholder for the amount of shares set forth opposite its name on Schedule A attached hereto and incorporated herein for all purposes.

     2.3  CLOSING.   Consummation of the transactions contemplated by this
Agreement (the "CLOSING") shall take place on the date hereof, via the telephone, facsimile, e-mail and regular mail. The date upon which the Closing occurs is referred to herein as the "CLOSING DATE."


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                OF STOCKHOLDER


     Stockholder represents and warrants to, and agrees with, the Company that, the following representations, warranties and agreements are true and correct as the date hereof.

     3.1  AUTHORITY AND CONSENT.   Stockholder has the requisite power and
authority to enter into, and perform its obligations under this Agreement, and no approval or consent of any Person is necessary in connection therewith. This Agreement, together with all other agreements, documents and instruments executed in connection herewith by Stockholder constitutes valid and legally-binding obligations of Stockholder, and are enforceable against Stockholder in accordance with their terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and subject to general principles of equity.

     3.2  TITLE TO SERIES E SHARES.   Stockholder holds good and valid title to
all of the Series E Shares set forth opposite its name on Schedule A, free and clear of all Encumbrances. Stockholder possesses full authority and legal right to sell, transfer and assign to the Company such Series E Shares, free and clear of all Encumbrances. Upon transfer to the Company by Stockholder of such Series E Shares, the Company will own such Series E Shares free and clear of all Encumbrances. There are no Claims pending or, to Stockholder's knowledge, threatened against Stockholder that concern or affect title to the Series E Shares.

     3.3 UNREGISTERED SHARES.   Stockholder acknowledges, represents and agrees
that:

         (a) the Stock Consideration has not been registered under the Securities Act of 1933, as amended (the "1933 ACT"), or registered or qualified under any applicable state securities laws;

         (b) Stockholder has had the opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning Stockholder's acquisition of the Stock Consideration, and to obtain such other information concerning the Company and the Stock Consideration, to the extent they possessed the same or could acquire it without unreasonable effort or expense, as Stockholder deemed necessary; and

         (c) The Company has made no representations or warranties to the Stockholder as to the Stockholder's federal, state, local or foreign tax consequences from the consummation of the transactions contemplated by this Agreement, and the Company has urged and advised the Stockholder to consult his, her or its personal tax advisor with respect to such matters.

     3.4 NO ADVERSE CONSEQUENCES. Neither the execution and delivery of this Agreement by Stockholder nor the consummation of the transactions contemplated by this Agreement will (a) to the knowledge of Stockholder, violate any statute, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to Stockholder, or (b) either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, accelerate the performance required by, accelerate the maturity of any indebtedness or obligation under, result in the breach of the terms, conditions or provisions of or constitute a default under any mortgage, deed of trust, indenture, note, bond, lease, license, permit or other agreement, instrument or obligation to which Stockholder is a party or by which it is bound.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Stockholder that as of the date hereof and the Closing Date:

     4.1 ORGANIZATION.   The Company is a corporation duly organized, validly
existing and in good standing under the laws of Delaware. The Company has all necessary corporate power and authority to own, operate, and lease its properties and to carry on its business as now owned or leased and operated by it. The Company is qualified to do business under the laws of any jurisdiction in which such qualification is required.

     4.2 AUTHORITY.   The Company has the requisite power and authority to
enter into and perform its obligations under this Agreement, and except as otherwise provided herein, no approval or consent of any Person is necessary in connection therewith. This Agreement, together with all other agreements, documents, certificates and instruments executed by the Company in connection herewith, constitute valid and legally-binding obligations of the Company, and are enforceable against the Company in accordance with their terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and subject to general principles of equity.

     4.3 VALID ISSUANCE OF STOCK CONSIDERATION. The Stock Consideration that is being received by the Stockholder in exchange for the Series E Shares hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, will be free of all Claims and restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws and will not subject the holders thereof to personal liability by reason of being such holder. The common stock of the Company, par value $.001per share (the "COMMON STOCK") issuable upon conversion of the Stock Consideration purchased under this Agreement (based on an initial conversion price of $.30 per share), has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Designation for the Series G Preferred Stock (the "SERIES G DESIGNATION") will be duly and validly issued, fully paid, and nonassessable and will be free of all Claims and restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws, and will not subject the holders thereof to personal liability by reason of being such holders.

     4.4 COMPLIANCE WITH SECURITIES EXCHANGE ACT OF 1934. The Company is in full compliance with all reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Company's Common Stock is quoted on the Nasdaq Over-the-Counter Bulletin Board (trading symbol "EDOC").

     4.5 GOVERNMENTAL CONSENTS. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Stock Consideration by the Company or the issuance of Common Stock upon conversion of the Stock Consideration, except (i) the filing of the Series G Designation with the Secretary of State of the State of Delaware, and (ii) such filings as have been made prior to the Closing, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

     4.6 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the Closing, of:

         (i) Preferred Stock. 2,000,000 shares of Preferred Stock, par value $0.10 (the "PREFERRED STOCK"), 312,500 of which shares have been designated Series A Preferred Stock, of which 186,500 are issued and outstanding, 3,000 of which have been designated Series B Preferred Stock of which 1,680 are issued and outstanding, 231,788 of which have been designated Series C Preferred Stock of which 153,538 are issued and outstanding, 5,000 of which have been designated Series D Preferred Stock of which none are issued and outstanding, 2,000 of which have been designated Series 1 Preferred Stock of which none are issued and outstanding, and 250,000 of which have been designated Series 2 Preferred Stock of which 500 are issued and outstanding, 5,000 of which have been designated Series E Preferred Stock of which 2,000 are issued and outstanding, and 100,000 of which have been designated Series G Preferred Stock of which 51,137.755 will be issued pursuant to this Agreement and the other stock exchange agreements that are substantially similar in form to this Agreement. The rights, privileges and preferences of the Series G Preferred Stock will be as stated in the Series G Designation.

         (ii) Common Stock. 50,000,000 shares of Common Stock of which 16,746,875 shares are issued and outstanding.

         (iii) The outstanding shares of Series A, B, C, D, E, G, 1 and 2 Preferred Stock and Common Stock have been issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

         (iv) The Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

     4.7 NO ADVERSE CONSEQUENCES. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will (a) to the knowledge of the Company, violate any statute, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Company, or (b) either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, accelerate the performance required by, accelerate the maturity of any indebtedness or obligation under, result in the breach of the terms, conditions or provisions of or constitute a default under any mortgage, deed of trust, indenture, note, bond, lease, license, permit or other agreement, instrument or obligation to which the Company is a party or by which it is bound.


                                   ARTICLE V

                                   CONDITIONS

     5.1  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY.   The obligations
of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, or to the waiver thereof by the Company in the manner contemplated by Section 6.2 at the
Closing:

         (a) Representations and Warranties of Stockholder True on Closing Date. The representations and warranties of Stockholder herein contained shall be true as of and at the Closing Date in all material respects with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; Stockholder shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by Stockholder before the Closing Date;

         (b) Tender of Stock. Stockholder shall have delivered to the Company all certificates or other documents or instruments representing all of the Series E Shares, duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of any Encumbrance;

         (c) Execution by All Parties to Letter Agreement. Each of the holders of the Series A, C and E Preferred Stock that are parties to the Letter Agreement have entered into a Stock Exchange Agreement with the Company substantially similar in form to this Agreement.

         (d) Other. All other items required to be delivered hereunder or as may be reasonably requested by the Company to facilitate the Closing, in form and substance reasonably satisfactory to the Company.

     5.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF STOCKHOLDER.   The obligations
of Stockholder to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions, or to the waiver thereof by Stockholder in the manner contemplated by Section 6.2 at the
Closing:

         (a) Representations and Warranties of the Company True on Closing Date. The representations and warranties of the Company herein contained shall be true as of and at the Closing Date in all material respects with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; the Company shall have performed and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it before the Closing Date;

         (b) Tender of Stock Consideration. On the Closing Date, the Company shall have recorded in its books the issuance of the Stock Consideration to the Stockholder, subject to the provisions of Sections 2.1 and 2.2 hereof;

         (c) Execution by All Parties to Letter Agreement. Each of the holders of the Series A, C and E Preferred Stock that are parties to the Letter Agreement have entered into a Stock Exchange Agreement with the Company substantially similar in form to this Agreement.

         (d) Other. All other items required to be delivered hereunder or as may be reasonably requested by Stockholder to facilitate the Closing, in form and substance reasonably satisfactory to Stockholder.


                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1 EXPENSES.   Each of the Company and Stockholder shall bear its own
legal and accounting fees, and other costs and expenses with respect to the negotiation, execution and delivery of this Agreement, and consummation of the transactions contemplated hereby.

     6.2 NOTICES AND WAIVERS.   Any notice, instruction, authorization,
request, demand or waiver hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the parties hereto at the address indicated beneath their respective signatures on the execution pages of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other parties in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

     6.3 SUCCESSORS AND ASSIGNS.   This Agreement shall bind, inure to the
benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and if an individual, by his executors, administrators, and beneficiaries of his estate by will or the laws of descent and distribution. This Agreement and the rights and obligations hereunder shall not be assignable or delegable by any party.

     6.4 APPLICABLE LAW.   This Agreement shall be governed by and construed in
accordance with the laws of the State of Texas and of the United States applicable in Texas. Each party hereto hereby acknowledges and agrees that it has consulted legal counsel in connection with the negotiation of this Agreement and that it has bargaining power equal to that of the other parties hereto in connection with the negotiation and execution of this Agreement. Accordingly, the parties hereto agree that the rule that an agreement shall be construed against the draftsman shall have no application in the construction or interpretation of this Agreement.

     6.5 AMENDMENT AND ENTIRETY.   This Agreement may be amended, modified, or
superseded only by written instrument executed by all parties hereto. This Agreement and the exhibits and schedules hereto sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Agreement and the contents or provisions of any schedule or exhibit hereto, the provisions of this Agreement shall control.

     6.6 RIGHTS OF PARTIES.   Nothing in this Agreement, whether express or
implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto and their respective successors and assigns, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement. Without limiting the generality of the foregoing, it is expressly understood that this Agreement does not create any third party beneficiary rights.

     6.7 COUNTERPARTS.   This Agreement may be executed in any number of
counterparts by means of original or facsimile signature, each of which shall be deemed an original and all which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

     In Witness Whereof, this Stock Exchange Agreement is executed and delivered as of the date first above written.

                              THE COMPANY:

                              Applied Voice Recognition, Inc.


                              By: /s/ Timothy J. Connolly
                                  -----------------------
                                  Timothy J. Connolly
                                  Chairman of the Board

                                  171 St. James Place, Suite 242
                                  Houston, Texas  77056
                                  Telecopy No.  (713) 621-5870
                                              ----------------


                              STOCKHOLDERS:

                              GREENWICH AG


                              By:   /s/ Daniel Dornier
                                    ----------------------------
                              Name:     Daniel Dornier
                                    ----------------------------
                              Title:    CO-CEO
                                    ----------------------------
                              Address         Neuer Wall 32
                                          ----------------------
                                              20354 Hamburg
                                          ----------------------
                              Telecopy No.    040-37502332
                                          ----------------------

                                   SCHEDULE A


                                            SERIES C              SERIES G SHARES TO
STOCKHOLDER                                SHARES HELD                BE RECEIVED
-------------------------------       ------------------       ----------------------
Greenwich AG                                  2,000                   20,269.449